UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 8, 2023
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 12, 2023, we announced the following executive officer changes, which were approved by our Board of Directors on September 8, 2023. These organization changes are contingent, and effective, upon the closing of the previously announced merger (the “merger”) with Magellan Midstream Partners, L.P. (“Magellan”).

Kevin L. Burdick will become Executive Vice President, Chief Enterprise Services Officer and Sheridan C. Swords will become Executive Vice President, Liquids and Gathering & Processing. Each of Messrs. Burdick and Swords will report directly to Pierce H. Norton II, ONEOK’s President and CEO.

James R. Hoskin will become Senior Vice President, Refined Products and Crude Operations and will report directly to Mr. Norton. Mr. Hoskin, 52, has served as the Senior Vice President of Operations of Magellan since February 2023, served as Vice President of Operations of Magellan since 2021 and prior to that, served in other various positions of increasing responsibilities in operations and engineering and construction since joining Magellan in 2007.

Effective as of the closing of the merger, Mr. Hoskin will be eligible to participate and Messrs. Burdick and Swords will continue to participate in the executive compensation and benefits plans described under “Components of Compensation” on pages 65 and 66 of our Proxy Statement relating to our 2023 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on April 5, 2023 (and such description is incorporated herein by this reference). There are no arrangements or understandings between Mr. Burdick, Mr. Swords or Mr. Hoskin and any other person pursuant to which they were selected as an officer, and there are no family relationships between Mr. Burdick, Mr. Swords or Mr. Hoskin and any director or executive officer of ONEOK. Messrs. Burdick, Swords and Hoskin have no direct or indirect interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	September 13, 2023	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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